Exhibit 10.39
REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT, dated as of December 18, 2014 (this “Agreement”), by and between Colony Financial, Inc., a Maryland corporation (the “Company”), and Cobalt Capital Management, L.P., a Texas limited partnership (together with its permitted assigns, the “Shareholder”).
WHEREAS, pursuant to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated November 18, 2014, by and among ColFin Industrial Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Holdings”), the Shareholder and Cobalt Capital Partners, L.P., a Delaware limited partnership and an Affiliate of the Shareholder (“CCP” and together with the Shareholder, the “Sellers”), Holdings purchased certain assets from the Sellers for an aggregate purchase price equal to (i) an amount in cash equal to Ten Million Dollars ($10,000,000) to be paid to CCP or its designee and (ii) that certain Convertible Promissory Note (the “Note”), dated on even date herewith, in the aggregate principal amount of Ten Million Dollars ($10,000,000) issued by ColFin Industrial Holdings, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company in favor of the Shareholder;
WHEREAS, the issuance of shares of common stock, par value $0.01 per share, of the Company (“CFI Shares”) by the Company pursuant to the Note has not been registered under applicable United States federal securities laws and, therefore, the CFI Shares that the Shareholder acquires pursuant to the Note will be “restricted securities” under such federal securities laws; and
WHEREAS, the Company has agreed to provide the registration rights provided for in this Agreement to the Shareholder with respect to all of the Registrable Securities (as hereinafter defined).
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:
1.    Definitions. Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.
“Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.
“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks are required or permitted by law to be closed in the City of New York in the State of New York.

“Change of Control” shall mean the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger or consolidation, but excluding any sale of stock for capital raising purposes) other than a transaction or series of related transactions (a) in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent) immediately after such transaction, or (b) after which the Shareholder owns securities of the Company or the other surviving or resulting entity, as a result of shares in the Company held by the Shareholder prior to such transaction, that are not freely tradable under federal securities laws.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.
“Indemnified Party” shall mean a Person entitled to be indemnified pursuant to Section 6(a) or (b).
“Indemnifying Party” shall mean a Person obligated to indemnify another Person pursuant to Section 6(a) or (b).
“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.
“Prospectus” shall mean any prospectus included in any Registration Statement, as amended or supplemented in any manner, including any prospectus or prospectus supplement filed pursuant to Rule 424 under the Securities Act and any free-writing prospectus approved by the Company, including in each case all material incorporated by reference therein.
“Registrable Securities” shall mean (a) (i) the CFI Shares issued to the Shareholder pursuant to the Note, provided that at the time of issuance the Shareholder receives no other form of payment other than such CFI Shares or (ii) CFI Shares issued upon exchange of the OP Units (as defined in the Note) issued pursuant to Section 3 of the Note; provided, in each case, such CFI Shares may not otherwise be resold by the Shareholder without restriction under applicable securities laws and (b) any securities issuable or issued or distributed in respect of any of the CFI Shares identified in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when such Registrable Securities: (i) have been disposed of pursuant to a Registration Statement, (ii) are sold pursuant to Rule 144 or (iii) with respect to any holder of Registrable Securities, the first date on which such holder may sell all of such Registrable Securities on a single day pursuant to Rule

144as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent.

“Registration Statement” shall mean the Shelf Registration Statement or any Subsequent Registration Statement, together with all amendments and supplements thereto, filed with the SEC to effect the Shelf Registration.
“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.
“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.
“Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.
“Shelf Registration” shall mean the registration under the Securities Act covering the resale of any or all of the Registrable Securities in accordance with methods and distribution set forth in the “Plan of Distribution” section in the Shelf Registration Statement, and Rule 415 under the Securities Act.
“Shelf Registration Statement” shall mean a registration statement on Form S-3 (or if the Company is not then eligible to use Form S-3, a registration statement on Form S-11 or any other appropriate form under the Securities Act which the Company is then eligible to file) to effect the Shelf Registration, together with all subsequent amendments and supplements thereto, or any successor form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
“Subsequent Registration Statement” shall have the meaning given thereto in Section 2(c).
“Suspension Event” shall have the meaning given thereto in Section 3(e).
2.    Shelf Registration.
(a)    In connection with the delivery to the Shareholder by the Company of Registrable Securities, the Company shall prepare and file with the SEC the Shelf Registration Statement and use its commercially reasonable efforts to have the Shelf Registration Statement become effective under the Securities Act and any related qualification or compliance as would permit or facilitate the sale and distribution of all or a portion of the Registrable Securities as promptly as practicable. Notwithstanding the foregoing, the Company may in its sole discretion include all of the Registrable Securities or any portion thereof in any registration statement, including by virtue of adding such Registrable Securities as additional securities to an existing shelf registration statement pursuant to Rule 462(b) under the Securities Act or by virtue of including the Registrable

Securities in a prospectus supplement to the Company’s Automatic Shelf Registration Statement on Form S-3 as filed with the SEC on March 29, 2013 and filing such prospectus supplement with the SEC pursuant to Rule 424(b)(7) under the Securities Act (in either of which events, the Company shall be deemed to have satisfied its registration obligation under this Section 2(a) so long as such any shelf registration statement remains effective and not the subject of any stop order, injunction or other order of the SEC). The Registration Statement shall contain, or be supplemented by, a Prospectus naming the Shareholder as a selling stockholder, and the Company hereby consents to the use from time to time of the then-current Prospectus by the Shareholder in connection with the offering and sale of the Registrable Securities covered by the Registration Statement.
(b)    The Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective for as long as there shall be any Registrable Securities and shall use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith (and shall, upon written request of the Shareholder, furnish to the Shareholder a reasonable number of copies of any such amendments or supplements) as may be necessary to (i) keep the Registration Statement continuously effective, (ii) keep the Prospectus from containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of all circumstances then existing and (iii) subject to the terms of this Agreement, ensure that it is available for sales of such Registrable Securities, and ensure that it conforms with the requirements of this Agreement and the applicable provisions of the Securities Act and the rules and regulations promulgated thereunder from time to time; provided, however, the Company may delay the filing of any such amendment or supplement for up to sixty (60) days upon notice to the Shareholder of the occurrence of a Suspension Event; provided that in the event of such a delay, the Shareholder shall keep confidential the fact that such delay is in effect unless and until otherwise notified by the Company, except (A) for disclosure to the Shareholder’s professional advisers who reasonably need to know such information for purposes of assisting the Shareholder with respect to its investment in the CFI Shares and who agree to keep it confidential and (B) as required by law, rule or regulation; provided, further, that the Company may not utilize this right more than once in a twelve (12) month period with respect to any Suspension Event that occurs as a result of an action or omission by the Company. Prior to filing, the Company will furnish to counsel selected by the Shareholder, copies of all documents proposed to be filed.
(c)    The Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement, and amend such Registration Statement in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or file an additional or replacement registration statement providing for the Shelf Registration (a “Subsequent Registration Statement”). Prior to the expiration of any Registration Statement, the Company shall use commercially reasonable efforts to file a Subsequent Registration Statement so as to prevent any disruption of or lapse in the Shelf Registration. If a Subsequent Registration Statement is filed, the Company shall use commercially reasonable efforts to (w) cause such Subsequent Registration Statement to become effective under the Securities Act as soon as reasonably practicable after such filing, (x) keep such Subsequent Registration Statement (or another Subsequent Registration Statement) continuously effective with the SEC at all times for so long as there shall be any Registrable Securities and (y)

prepare and file with the SEC such amendments and supplements to the Subsequent Registration Statement and the Prospectus used in connection therewith as may be necessary to (A) keep the Prospectus from containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of all circumstances then existing and (B) subject to the terms of this Agreement, ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement and the applicable provisions of the Securities Act and the rules and regulations promulgated thereunder from time to time; provided, however, the Company may delay the filing of such Subsequent Registration Statement for up to sixty (60) days upon notice to the Shareholder of the occurrence of a Suspension Event; provided, that in the event of such a delay, the Shareholder shall keep confidential the fact that a delay is in effect unless and until the notified by the Company, except (A) for disclosure to the Shareholder’s professional advisers who reasonably need to know such information for purposes of assisting the Shareholder with respect to its investment in the CFI Shares and who agree to keep it confidential and (B) as required by law, rule or regulation; provided, further, that the Company may not utilize this right more than once in a twelve (12) month period with respect to any Suspension Event that occurs as a result of an action or omission undertaken by the Company. Prior to filing, the Company will furnish to counsel selected by the Shareholder, copies of all documents proposed to be filed.
(d)    If requested by the Shareholder and not already reasonably covered by the disclosure in the Prospectus, the Company shall (i) as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as is reasonably required to be included therein relating to any proposed sale and distribution of Registrable Securities by the Shareholder, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as reasonably practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment. If requested by any permitted transferee of the Shareholder, the Company shall as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as is reasonably required to add such permitted transferee as a selling shareholder in the Prospectus in the place of the transferor.
(e)    The Company shall use commercially reasonable efforts to cause all such Registrable Securities registered pursuant to this Agreement to be listed on any securities exchange on which the CFI Shares are then listed.
(f)    Rule 144 Reporting. For the twelve (12) months following the date Registrable Securities are first issued to the Shareholder, with a view to making available to the Shareholder the benefits of Rule 144 and any other rule or regulation of the SEC which may permit the sale of the Registrable Securities without registration or pursuant to a registration on Form S‑3, the Company agrees to use commercially reasonable efforts to:
i.    make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act as necessary to enable the Shareholder to sell Registrable Securities without registration or pursuant to a registration on Form S‑3;
ii.    file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and
iii.    furnish to the Shareholder if the Shareholder is selling pursuant to Rule 144 forthwith upon a reasonable written request a written statement by the Company as to its compliance with its reporting requirements under Rule 144 and the Exchange Act.
(g)    Notwithstanding anything to the contrary contained herein, the rights set forth herein in this Section 2 and Section 3 shall terminate and cease to be available as to the Shareholder at such time as the Shareholder ceases to own any Registrable Securities. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, “Registrable Securities” shall not include, and the Company shall have no obligations under this Agreement with respect to, any CFI Shares issued pursuant to any section of the Note other than Sections 1(b), 1(d)(i) and 3 thereof or otherwise.
3.    Registration Procedures. The Company shall, as expeditiously as possible:
(a)    furnish to the Shareholder such number of conformed copies, without charge, of the applicable Registration Statement and each amendment and supplement thereto (including in each case all exhibits), and such other documents necessary for the resale of Registrable Securities pursuant to the Prospectus, as the Shareholder may reasonably request;
(b)    promptly deliver to the Shareholder, upon written request of the Shareholder as many copies of the then-current form of the Prospectus as the Shareholder may reasonably request in connection with re-sales by the Shareholder of Registrable Securities;
(c)    use commercially reasonable efforts to register or qualify the securities covered by the Registration Statement, and keep such registration or qualification effective, under such other securities or blue sky laws of such jurisdictions within the United States as the Shareholder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition in such jurisdictions of the securities owned by the Shareholder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so;
(d)    give prompt written notice to the Shareholder:
(i)    when any amendment to the Registration Statement has been filed with the SEC and when any post-effective amendment thereto has become effective;
(ii)    of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

(iii)    of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iv)    of the receipt by the Company or its legal counsel of any written notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(v)    of the happening of any event or any proposed undertaking by the Company that requires the Company to make an amendment or supplement to the Registration Statement or the Prospectus so that they do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made);
(vi)    if the Company is actively pursuing an underwritten primary offering of equity securities; and
(vii)    of the happening of any event or any proposed undertaking by the Company that (A) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required at such time to be disclosed under applicable law; and (B)(i) the Company has a bona fide business purposes for preserving the confidentiality of such event, (ii) disclosure would have a material adverse effect on the Company or (iii) disclosure would render the Company unable to comply with SEC requirements;
each of the foregoing items set forth in clauses (ii) – (vii) above, a “Suspension Event”.
(e)    instruct its transfer agent to remove any restrictive legend on Registrable Securities upon notice that such Registrable Securities have been sold under the Registration Statement and shall deliver a new certificate for such Registrable Securities not bearing any restrictive legend promptly and, in any case, no later than two Business Days after the giving of such notice.
4.    Expenses. All expenses incurred in connection with the Shelf Registration and the performance by the Company of its obligations under this Agreement with respect to the Shelf Registration, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company shall be paid by the Company, except that the Shareholder shall bear and pay the underwriting discounts, selling commissions and discounts in connection with any registrations, filings and qualifications made pursuant to this Agreement, any stock transfer taxes applicable to the sale of Registrable Securities and any fees and expenses incurred in respect of counsel or other advisors to the Shareholder.
5.    Shareholder.
(a) The Shareholder shall furnish to the Company such information regarding the Shareholder and its partners and members and its controlling Persons, and the manner of distribution proposed by the Shareholder as the Company may reasonably request in writing and as shall be reasonably requested in connection with any registration, qualification or compliance referred to in Section 2.
(b)    The Shareholder agrees that upon receipt of any notice from the Company of the happening of any Suspension Event, the Shareholder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement and by means of the Prospectus covering such Registrable Securities until the Shareholder’s receipt of the copies of a supplemented or amended Prospectus or until the Shareholder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, the Shareholder shall deliver to the Company all copies, other than any permanent file copies then in the Shareholder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.
6.    Indemnification and Contribution.
(a)    To the extent permitted by law, the Company shall indemnify and hold harmless the Shareholder and each Person, if any, who controls the Shareholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and any of the partners, officers, directors, members, representatives and employees of the Shareholder and each such person (collectively, the “Holder Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect thereof), or costs, arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made), (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or other federal or state securities law applicable to the Company in connection with the Shelf Registration, any registration or qualification of the Registrable Securities or any resale thereof by the Shareholder pursuant to the Registration Statement and the Prospectus, and the Company shall reimburse each such Person for any reasonable and documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be liable to any such Indemnified Party in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Registration Statement, Prospectus or amendment or supplement thereto, based upon and in conformity with written information furnished expressly for use in connection with such registration by any such Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Shareholder, the Shareholder’s directors and officers or controlling Person, and shall survive the transfer of such securities by the Shareholder.
(b)    To the extent permitted by law, the Shareholder shall indemnify and hold harmless the Company, each of its directors and officers, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and each agent of the Company against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Prospectus, or amendment or supplement thereto based on and in conformity with written information furnished by or on behalf of the Shareholder expressly for use in connection with such registration; and the Shareholder shall reimburse any reasonable and documented legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Shareholder (which consent shall not be unreasonably withheld), and provided, further, that the liability of the Shareholder hereunder shall be limited to the net proceeds actually received by the Shareholder in the registered offering with respect to which such liability arises, unless such liability arises out of or is based on willful misconduct by the Shareholder.
(c)    If the indemnification provided for in this Section 6 from the Indemnifying Party is held by a court of competent jurisdiction to be unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying party and Indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying party and Indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying party or Indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any reasonable and documented legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(d)    Any Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of actual knowledge (including by receipt of written notice of the commencement) of any action, suit, proceeding or investigation or threat thereof for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party; provided that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified party of a release from all liability in respect of such proceeding without its written consent, which consent shall not be unreasonably withheld. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and proceeding resulting therefrom.
(e)    The agreements contained in this Section 6 shall survive the transfer of the Registered Securities by the Shareholder and sale of all the Registrable Securities pursuant to any registration statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Shareholder or such director, officer or participating or controlling Person.

7.    Miscellaneous.
(a) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.
(b) Amendments and Waivers;. This Agreement may be amended or modified only by a written agreement executed and delivered by duly authorized officers of the Company and the Shareholder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties effected in a manner which does not comply with this Section 7(b) shall be void. No waiver of any of the provisions of this Agreement shall be effective unless such waiver is in writing and signed by the party waiving its rights hereunder. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
(c) Notice Generally. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered in person or by courier, by facsimile transmission or mailed by registered or certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:
(i)    If to the Shareholder, at:
c/o Cobalt Capital Partners, L.P.
5605 N. MacArthur Blvd., Suite 350
Irving, TX 75038
Attention: Lewis D. Friedland and Holly Losey
Facsimile: (972) 893-7001
With a copy (which shall not constitute notice) to:
Locke Lord LLP
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201
Attention: X. Lane Folsom and Donald A. Hammett, Jr.
Facsimile: (214) 740-8800
(ii)    If to the Company, at
2450 Broadway, Suite 600
Santa Monica, CA 90404
Attention: Attn: Director – Legal Department
Facsimile: (212) 593-5433

With a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Thomas M. Cerabino and Adam M. Turteltaub
Fax: (212) 728-8111
Any party may, from time to time, by notice pursuant to this Section 7(c), designate any other address to which any such notice to such party shall be sent; provided that any such notice shall be deemed to have been delivered upon receipt.
(d)    Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, in accordance with the terms hereof. Neither this Agreement nor any right or obligation or the Shareholder hereunder may be assigned in whole or in part without the prior written consent of the Company and any purported assignment in violation of this provision shall be void; provided, however, that the rights and obligations hereunder of the Shareholder may be assigned, in whole or in part, to any permitted transferee of the Note pursuant to the terms thereof who is the transferee of Registrable Securities and who agrees in writing, in form reasonably satisfactory to the Company, to be bound by all of the terms hereof. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 6, nothing expressed or referred to in this Agreement shall be construed to give any Person other than the parties to this Agreement (and their successors and assigns) any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.
(e)    Headings. The headings and subheadings in this Agreement are included for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
(f)    Governing Law; Jurisdiction. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to agreements among New York residents entered into and wholly to be performed within the State of New York (without reference to any choice of law rules that would require the application of the laws of any other jurisdiction).
(i)    Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in any New York state or federal court sitting in The City of New York, County of Manhattan, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

(ii)    Subject to applicable law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing and subject to applicable law, each party agrees that service of process on such party as provided in Section 7(c) shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.
(g)    Severability. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable the parties agree to replace such illegal, invalid or unenforceable provision with a provision that is legal, valid and enforceable that achieves the original intent of the parties as closely as possible. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.
(h)    Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
(i)    Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.
(j)    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(k)    Termination Upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement (excluding any then existing indemnification obligations) shall terminate upon a Change of Control.
(l)    Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(m)    Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COLONY FINANCIAL, INC. By: /s/ Ronald M. Sanders Name: Ronald M. Sanders Title: Vice President

COBALT CAPITAL MANAGEMENT, L.P. By: Cobalt Capital Group, Inc., its general partner By: /s/ Lewis Friedland Name: Lewis D. Friedland Title: President